Summary of Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Summary of Accounting Policies	Summary of Accounting Policies
Nature of Business
Carlisle Companies Incorporated, its wholly owned subsidiaries and their subsidiaries, referred to herein as the “Company” or “Carlisle,” is a global diversified company that designs, manufactures and markets a wide range of products that serve a broad range of markets including commercial roofing, energy, aerospace and defense electronics, medical technology, transportation, general industrial, protective coatings, wood and auto refinishing. The Company markets its products as a component supplier to original equipment manufacturers, distributors and directly to end-users.
Basis of Presentation
The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and accounts have been eliminated. The Company has reclassified certain prior periods' amounts to conform with the current period presentation on the Consolidated Balance Sheets and Consolidated Statements of Cash Flows to reclassify contract assets from accounts receivable, net to a separately disclosed line item and on the Consolidated Balance Sheets and Consolidated Statement of Shareholders' Equity to combine the presentation of deferred compensation equity into additional paid-in capital.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“United States” or “U.S.”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Foreign Currency Matters
The functional currency of the Company’s subsidiaries outside the United States is the currency of the primary economic environment in which the subsidiary operates. Assets and liabilities of these operations are translated to the U.S. Dollar at the exchange rate in effect at each balance sheet date. Income statement accounts are translated at the average rate of exchange prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of shareholders’ equity in accumulated other comprehensive income (loss). Gains and losses from foreign currency transactions and from the remeasurement of monetary assets and liabilities and associated income statement activity of foreign subsidiaries where the functional currency is the U.S. Dollar and the records are maintained in the local currency are included in other non-operating expense, net.
Discontinued Operations
The results of operations for the Company's Carlisle Brake & Friction ("CBF") segment have been classified as discontinued operations for all periods presented in the Consolidated Statements of Income. Assets and liabilities subject to the sale agreement for CBF have been classified as held for sale for all periods presented in the Consolidated Balance Sheets. Additionally, the results of operations for the Company's Carlisle FoodService Products ("CFS") segment have been classified as discontinued operations for all periods presented in the Consolidated Statements of Income. Refer to Note 4 for additional information.
Revenue Recognition
Revenue is recognized when obligations under the terms of a contract with a customer are satisfied; generally, this occurs with the transfer of control of the Company’s products or services. Revenue is measured as the amount of total consideration expected to be received in exchange for transferring goods or providing services. Total expected consideration, in certain cases, is estimated at each reporting period, including interim periods, and is subject to change with variability dependent on future events, such as customer behavior related to future purchase volumes, returns, early payment discounts and other customer allowances. Estimates for rights of return, discounts and rebates to customers and other adjustments for variable consideration are provided for at the time of sale as a deduction to revenue, based on an analysis of historical experience and actual sales data. Changes in these estimates are reflected as an adjustment to revenue in the period identified. Sales, value added and other taxes collected concurrently with revenue-producing activities are excluded from revenue.
The Company receives payment at the inception of the contract for separately priced extended service warranties, and revenue is deferred and recognized on a straight-line basis over the life of the contracts. The term of these warranties ranges from five to 40 years. The weighted average life of the contracts as of December 31, 2020, is approximately 20 years.
The Company recognizes revenue over-time for certain contracts that provide for the manufacture of highly customized products with no alternative use and provide the Company the right to payment for work performed to date, including a normal margin for that effort.
Refer to Note 6 for further information on revenue recognition.
Costs to Obtain a Contract
Costs of obtaining or fulfilling a contract are recognized as expense as incurred, as the amortization period of these costs would be one year or less. These costs generally include sales commissions and are included in selling, general and administrative costs.
Shipping and Handling Costs
Costs incurred to physically transfer product to customer locations are recorded as a component of cost of goods sold. Charges passed on to customers are recorded into revenues.
Other Non-operating Expense, net
Other non-operating expense, net primarily includes foreign currency exchange (gains) losses, indemnification (gains) losses associated with acquired businesses, (income) loss from equity method investments and (gains) losses on sales of a business.
Stock-Based Compensation
The Company accounts for stock-based compensation under the fair-value method. Accordingly, equity-classified stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as compensation cost over the requisite service period. The requisite service period generally matches the stated vesting period of the award but may be shorter if the employee is retirement-eligible and, under the award’s terms, may fully vest upon retirement from the Company. The Company recognizes compensation cost for awards that have graded vesting features under the graded vesting method, which considers each separately vesting tranche as though they were, in substance, multiple awards.
Additionally, the Company accounts for liability-classified stock-based compensation cost under the fair value method, with the fair value of the award remeasured as of the date of the financial position. The Company recognizes compensation cost over the requisite service period based on the remeasured fair value of the award. The requisite service period generally matches the stated vesting period of the award but may be shorter if the employee is retirement-eligible and, under the award’s terms, may fully vest upon retirement from the Company.
The Company also accounts for forfeitures of stock-based awards as they occur. Refer to Note 7 for additional information regarding stock-based compensation.
Income Taxes
Income taxes are recorded in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes, which includes an estimate of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
Cash Equivalents
Highly liquid investments with a maturity of three months or less when acquired are considered cash equivalents.
Receivables and Allowance for Credit Losses
Receivables are stated at amortized cost net of allowance for credit losses. The Company performs ongoing evaluations of its customers’ current creditworthiness, as determined by the review of their credit information to determine if events have occurred subsequent to the recognition of revenue and the related receivable that provides evidence that such receivable will be realized in an amount less than that recognized at the time of sale. Estimates of credit losses are based on historical losses, current economic conditions, geographic considerations, and in some cases, evaluating specific customer accounts for risk of loss.
Changes in the Company's allowance for credit losses by segment follows:

(in millions)	CCM	CIT	CFT	Corporate	Total
Balance as of December 31, 2018	$2.4	$1.0	$0.5	$—	$3.9
Current period provision	—	0.8	0.1	0.5	1.4
Amounts acquired	0.1	—	0.5	—	0.6
Amounts written off	(0.3)	(0.2)	—	—	(0.5)
Balance as of December 31, 2019	$2.2	$1.6	$1.1	$0.5	$5.4
Current period provision	0.8	0.1	0.1	—	1.0
Amounts written off	(0.6)	(0.4)	(0.4)	—	(1.4)
Balance as of December 31, 2020	$2.4	$1.3	$0.8	$0.5	$5.0
Inventories
Inventories are valued at lower of cost and net realizable value with cost determined primarily on an average cost basis. Cost of inventories includes direct as well as certain indirect costs associated with the acquisition and production process. These costs include raw materials, direct and indirect labor and manufacturing overhead. Manufacturing overhead includes materials, depreciation and amortization related to property, plant and equipment and other intangible assets used directly and indirectly in the acquisition and production of inventory, and costs related to the Company’s distribution network such as inbound freight charges, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs and other such costs associated with preparing the Company’s products for sale. Refer to Note 10 for further information regarding inventories.
Property, Plant and Equipment
Property, plant and equipment are stated at cost including interest costs associated with qualifying capital additions. Costs allocated to property, plant and equipment of acquired companies are based on estimated fair value at the date of acquisition. Depreciation is principally computed on a straight-line basis over the estimated useful lives of the assets. Asset lives are generally 20 to 40 years for buildings, five to 15 years for machinery and equipment and two to 20 years for leasehold improvements. Leasehold improvements are amortized based on the shorter of the underlying lease term or the asset’s estimated useful life. Refer to Note 11 for further information regarding property, plant and equipment.
Valuation of Long-Lived Assets
Long-lived assets or asset groups, including amortizable intangible assets, are tested for impairment whenever events or circumstances indicate that the carrying amount of the asset or asset group may not be recoverable. The Company groups its long-lived assets classified as held and used at the lowest level for which identifiable cash flows are largely independent of the cash flows from other assets and liabilities for purposes of testing for impairment. The Company’s asset groupings vary based on the related business in which the long-lived assets are employed and the interrelationship between those long-lived assets in producing net cash flows; for example, multiple manufacturing facilities may work in concert with one another or may work on a stand-alone basis to produce net cash flows. The Company utilizes its long-lived assets in multiple industries and economic environments and its asset groupings reflect these various factors.
The Company monitors the operating and cash flow results of its long-lived assets or asset groups classified as held and used to identify whether events and circumstances indicate the remaining useful lives of those assets should be adjusted or if the carrying value of those assets or asset groups may not be recoverable. Undiscounted estimated future cash flows are compared with the carrying value of the long-lived asset or asset group in the event indicators of impairment are identified. If the undiscounted estimated future cash flows are less than the carrying amount, the Company determines the fair value of the asset or asset group and records an impairment charge in current earnings to the extent carrying value exceeds fair value. Fair values may be determined based on estimated discounted cash flows by prices for like or similar assets in similar markets or a combination of both.
Long-lived assets or asset groups that are part of a disposal group that meets the criteria to be classified as held for sale are not assessed for impairment, but rather a loss is recorded against the disposal group if fair value, less cost to sell, of the disposal group is less than its carrying value.
Goodwill and Other Intangible Assets
Intangible assets are recognized and recorded at their acquisition date fair values. Intangible assets that are subject to amortization are amortized on a straight-line basis over their useful lives. Definite-lived intangible assets consist primarily of acquired customer relationships, patents and technology, certain trade names and non-compete agreements. The Company determines the useful life of its definite-lived intangible assets based on multiple factors including the size and make-up of the acquired customer base, the expected dissipation of those customers over time, the Company’s own experience in the particular industry, the impact of known trends such as technological obsolescence, product demand or other factors and the period over which expected cash flows are used to measure the fair value of the intangible asset at acquisition. The Company periodically re-assesses the useful lives of its definite-lived intangible assets when events or circumstances indicate that useful lives have significantly changed from the previous estimate.
Intangible assets with indefinite useful lives are not amortized but are tested annually, or more often if impairment indicators are present, for impairment via a one-step process by comparing the fair value of the intangible asset with its carrying value. If the intangible asset’s carrying value exceeds its fair value, an impairment charge is recorded in current earnings for the excess. The Company estimates the fair value of its indefinite-lived intangible assets based on the income approach utilizing the discounted cash flow method. The Company’s annual testing date for indefinite-lived intangible assets is October 1st. The Company periodically re-assesses indefinite-lived intangible assets as to whether their useful lives can be determined and, if so, begins amortizing any applicable intangible asset.
Goodwill is not amortized but is tested annually, or more often if impairment indicators are present, for impairment at a reporting unit level. The Company’s annual testing date for goodwill is October 1st. The Company has four reporting units, that align with its reportable segments. As noted above, the CBF segment and corresponding reporting unit have been classified as discontinued operations for all periods presented.
Refer to Note 12 for additional information regarding goodwill and other intangible assets.
Extended Product Warranty Reserves
The Company offers extended warranty contracts on sales of certain products; the most significant being those offered on its installed roofing systems within the CCM segment. Current costs of services performed under these contracts are expensed as incurred and included in cost of goods sold. The Company would record a reserve within accrued expenses if the total expected costs of providing services at a product line level exceed unamortized deferred revenues. Total expected costs of providing extended product warranty services are actuarially determined using standard quantitative measures based on historical claims experience and management judgment. Refer to Notes 6 and 13 for additional information regarding deferred revenue and extended product warranties.
Pension
The Company maintains defined benefit pension plans primarily for certain domestic employees. The annual net periodic benefit cost and projected benefit obligations related to these plans are determined on an actuarial basis annually on December 31, unless a remeasurement event occurs in an interim period. This determination requires assumptions to be made concerning general economic conditions (particularly interest rates), expected return on plan assets, increases to compensation levels and mortality rate trends. Changes in the assumptions to reflect actual experience can result in a change in the net periodic benefit cost and projected benefit obligations.
The defined benefit pension plans’ assets are measured at fair value annually on December 31, unless a remeasurement event occurs in an interim period. The Company uses the market related valuation method to determine the value of plan assets for purposes of determining the expected return on plan assets component of net periodic benefit cost. The market related valuation method recognizes the change of the fair value of the plan assets over five years. If actual experience differs from these long-term assumptions, the difference is recorded as an actuarial gain (loss) and amortized into earnings over a period of time based on the average future service period, which may cause the expense related to providing these benefits to increase or decrease. Refer to Note 15 for additional information regarding these plans and the associated plan assets.
Leases
The Company determines if an arrangement is a lease at inception by evaluating if the asset is explicitly or implicitly identified or distinct, if the Company will receive substantially all of the economic benefit or if the lessor has an economic benefit and the ability to substitute the asset. Operating leases are included in other long-term assets, accrued and other current liabilities, and other long-term liabilities.
Right-of-use assets ("ROU assets") represent the Company's right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of fixed and known lease payments over the lease term. Variable payments are not included in the ROU asset or lease liability and can vary from period to period based on the use of an asset during the period or the Company's proportionate share of common costs. As most of the Company's leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term. Leases with an initial term of 12 months or less are not recorded on the balance sheet, and lease expense for these leases is recognized on a straight-line basis over the lease term.
The Company has lease agreements with lease components and non-lease components. The Company has elected to apply the practical expedient to account for these components as a single lease component, for all classes of underlying assets. Refer to Note 17 for additional information regarding leases.
Contingencies and Insurance Recoveries
The Company is exposed to losses related to various potential claims related to its employee obligations and other matters in the normal course of business, including commercial, employee, environmental or other regulatory litigation. The Company records a liability related to such potential claims, both those reported to the Company and incurred but not yet reported, when probable and reasonably estimable. The Company's policy is to expense legal defense costs related to such matters as incurred.
The Company maintains occurrence-based insurance contracts related to certain contingent losses primarily workers’ compensation, medical and dental, general liability, property and product liability claims up to applicable retention limits as part of its risk management strategy. The Company records a recovery under these insurance contracts when such recovery is deemed probable. Insurance proceeds in excess of realized losses are gain contingencies and not recorded until realized. Refer to Note 17 for additional information regarding contingencies and insurance recoveries.
Derivative Instruments and Hedge Accounting
From time to time, the Company may enter into derivative financial instruments to hedge various risks to cash flows or the fair value of recognized assets and liabilities, including those arising from fluctuations in foreign currencies, interest rates and commodities. The Company recognizes these instruments at the time they are entered into and measures them at fair value. For instruments that are designated and qualify as cash flow hedges under U.S. GAAP, the changes in fair value period-to-period, less any excluded components, are classified in accumulated other comprehensive income, until the underlying transaction being hedged impacts earnings. The excluded components are recorded in current period income. For those instruments that are designated and qualify as fair value hedges under U.S. GAAP, the changes in fair value period-to-period of both the derivative instrument and underlying hedged item are recognized currently in earnings. For those instruments not designated or do not qualify as hedges under U.S. GAAP, the changes in fair value period-to-period are classified immediately in current period income, within other non-operating expense, net. Refer to Note 18 for a description of the Company's current derivative instrument and hedging activities.
New Accounting Standards Adopted
In June 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2016-13, Measurement of Credit Losses on Financial Instruments (Topic 326) ("ASU 2016-13") which adds to accounting principles generally accepted in the U.S. an impairment model (known as the current expected credit losses model) that is based on expected losses rather than incurred losses. Under ASU 2016-13, an entity recognizes, as an allowance, its estimate of lifetime expected credit losses, which the FASB believes will result in more timely recognition of such losses.
The Company adopted ASU 2016-13 and all related amendments effective January 1, 2020, using the modified retrospective method, which allows for a cumulative-effect adjustment to the statement of financial position as of the beginning of the first reporting period in which the guidance is effective. Periods prior to the adoption date that are presented for comparative purposes are not adjusted. The adoption of this standard did not require an implementation adjustment and did not materially impact the Company's consolidated net income or cash flows.